UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 5, 1997


                           MATRIX CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



           COLORADO                   000-21231                   84-1233716
(State or other jurisdiction of    (Commission File             (IRS Employer
         incorporation)                Number)               Identification No.)

      1380 LAWRENCE STREET, SUITE 1410, DENVER, COLORADO           80204
   -------------------------------------------------------      ----------
            (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (303) 595-9898







CORPDAL:61663.1 26059-00016
                                                         1

ITEM 5. OTHER EVENTS.

         Effective February 5, 1997, Matrix Capital Corporation (the "Company") completed its previously announced acquisition of The Vintage Group, Inc. ("Vintage"). The acquisition was structured as a "pooling of interests" in which a newly formed, wholly owned subsidiary of the Company merged (the "Merger") with and into Vintage, with Vintage being the surviving corporation in the Merger. In consideration of the Merger, the shareholders of Vintage received an aggregate of 779,592 shares of the Company's common stock, par value $.0001 per share (the "Common Stock").

         The Merger was treated as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

         Vintage, now a wholly owned subsidiary of the Company, has two subsidiaries, Sterling Trust Company ("Sterling Trust") and Vintage Financial Services Corporation ("VFSC"). Sterling Trust was incorporated in 1984 as a Texas independent, non-bank trust company specializing in self-directed qualified retirement plans, individual retirement accounts, and custodial and directed trust accounts. As of December 31, 1996, Sterling Trust has assets under administration in excess of $1.1 billion. VFSC is an NASD-registered broker/dealer that provides services to a small, but growing, customer base of individuals and deferred contribution plans.

         In connection with the Merger, the Company agreed to file, on or before August 2, 1997, a registration statement under the Securities Act of 1933, as amended (the "Act"), registering the resale of the shares of Common Stock issued in connection with the Merger. The Company also agreed to use its best efforts to have such registration statement under the Act declared effective by the Securities and Exchange Commission promptly following its filing.

         The terms of the Merger and the transactions related thereto are contained in that certain Agreement and Plan of Merger, dated as of November 22, 1996, and that certain Asset Purchase and Exchange Agreement, dated as of February 4, 1997, each of which is filed as an exhibit to this current report on Form 8-K. Reference is made to such documents for a more complete description of the terms and provisions of the acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  Not Applicable.

         (b)      Pro forma financial information.

                  Not Applicable.

         (c)      Exhibits.

         The following exhibits are furnished in accordance with Item 601 of Regulation S-K.


CORPDAL:61663.1 26059-00016
                                                         2

         10.1     Agreement and Plan of Merger, dated as of November 22, 1996.

         10.2     Asset Purchase and Exchange Agreement, dated as of
                    February 3, 1997.






CORPDAL:61663.1 26059-00016
                                                         3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                     MATRIX CAPITAL CORPORATION



Date: February 17, 1997           By:/s/David W. Kloos
                                        --------------------------------
                                        Print Name: David W. Kloos
                                        Title: Senior Vice-President and
                                               Chief Financial Officer



CORPDAL:61663.1 26059-00016